UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2017
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer and Principal Financial Officer

On September 5, 2017, the board of directors (the “Board”) of U.S. Concrete, Inc. (the “Company”) appointed John E. Kunz as the Company’s Senior Vice President and Chief Financial Officer, effective as of October 2, 2017 (the “Effective Date”). Mr. Kunz will serve as the Company’s Principal Financial Officer.

From March 2015 to September 2017, Mr. Kunz, age 53, served as Vice President-Controller & Principal Accounting Officer for Tenneco Inc., an automotive parts company listed on the New York Stock Exchange. Prior to assuming such role, Mr. Kunz served as Vice President-Treasurer and Tax/President-Finance Subsidiaries for Tenneco, from 2006 to 2015, and Vice President and Treasurer for Tenneco, from 2004 to 2006. From 1999 to 2004 Mr. Kunz worked at Great Lakes Chemical Corporation, where he rose through responsibility to become vice president and treasurer. Prior to joining Great Lakes in 1999, Mr. Kunz was director of corporate development at Weirton Steel Corporation, where he also held prior positions in capital planning, business development and financial analysis. Prior to that, Mr. Kunz spent four years with the international public accounting firm of KPMG. Since March 2011, Mr. Kunz has served as a director of Wabash National Corporation. Mr. Kunz received his B.B.A. from the University of Notre Dame and a Master of Management from the J.L. Kellogg Graduate School of Management at Northwestern University.

The terms and conditions of Mr. Kunz’s employment with the Company will be governed by an Offer Letter, dated as of September 5, 2017 (the “Offer Letter”). Among other things, the Offer Letter provides that:

•	Annual Base Salary - Mr. Kunz will be paid an annual base salary of $425,000.

•
Annual Bonus - Mr. Kunz will be eligible for an annual bonus pursuant to the terms and conditions of the Company’s Annual Incentive Plan (as described in the Company’s most recent definitive proxy statement) with a target annual bonus of 65% of annual base salary and a maximum annual bonus of 97.5% of base salary, which payout is subject to the Board’s approval and payable in the calendar year after it is earned. Provided that, the Company will provide a guaranteed non-prorated bonus award of not less than $150,000 for 2017.

•
Equity Grant - On the first effective date of Mr. Kunz’s employment, he will be awarded restricted shares of the Company’s common stock equal in value to $200,000, which will vest over three years in equal annual installments from the grant date. The vesting schedule for the restricted shares assumes, and the Company’s Long Term Incentive Plan requires, that Mr. Kunz remain employed with the Company on each vesting date. On the next annual award date, which is currently scheduled for March 1, 2018, Mr. Kunz will also be eligible to be awarded restricted shares of the Company’s common stock which is estimated to have a value of $550,000.

•
Sign-On Bonus - Mr. Kunz will receive a lump sum cash bonus of $200,000 less all applicable withholdings as of March 31, 2018, provided, that if Mr. Kunz voluntarily terminates his employment prior to one year from his start date, Mr. Kunz has agreed to reimburse the Company for the full amount of such bonus.

•
Executive Severance Agreement - Concurrent with Mr. Kunz’s start date, Mr. Kunz will enter into an Executive Severance Agreement, which will include provisions for severance pay of (i) one times Mr. Kunz’s annual base pay plus pro-rated target bonus for an involuntary termination and (ii) two times annual base pay and target bonus for a change-in-control termination.

•	Vacation - Mr. Kunz will be eligible for 20 days of annual vacation and personal time off and 3 days of paid sick leave, which is in addition to the Company’s specific schedule of paid holidays.

•
Other Benefits - Mr. Kunz will be eligible to participate in all health and welfare benefit programs available to similarly situated Company executives and will be eligible to participate in the Company’s 401(k) plan and non-qualified deferred compensation plan. Mr. Kunz will also receive relocation assistance.

The Offer Letter has no specified term, and Mr. Kunz’s employment with the Company will be on an at-will basis.

The foregoing description of the Offer Letter does not purport to be complete and is subject to, and qualified, in its entirety by, the full text of the Offer Letter, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

There are no arrangements or understandings between Mr. Kunz and any other persons pursuant to which he was appointed as an officer of the Company, he has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and he does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

William J. Sandbrook, the Company’s President and Chief Executive Officer, was appointed by the Board on July 3, 2017 to serve as the Company’s interim Principal Financial Officer while the Company searched for a Chief Financial Officer to fill the then-vacant Chief Financial Officer position. As of the Effective Date, Mr. Sandbrook’s service as interim Principal Financial Officer will cease.

Extension of Consulting Agreement with Former Chief Financial Officer

The Company previously reported in a Current Report on Form 8-K that the Company had entered into a consulting agreement, dated July 1, 2017 (the “Consulting Agreement”), with Joseph C. “Jody” Tusa, Jr., the Company’s former Senior Vice President and Chief Financial Officer. The Consulting Agreement provided that Mr. Tusa would provide consulting and advisory services to the Company for a period of two months for a fee of $65,395.84. On September 1, 2017, the Company entered into an amendment to the Consulting Agreement (the “Amendment”) with Mr. Tusa, which extended the term of the Consulting Agreement for an additional month for a fee of $32,687.92.

The foregoing descriptions of the Consulting Agreement and the Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Consulting Agreement and the Amendment, which are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

Item 8.01 Other Events.

The Company issued a press release on September 8, 2017, related to the matters discussed in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Offer Letter to John Kunz, dated September 5, 2017.
10.2
Consulting Agreement, dated as of July 1, 2017, by and between U.S. Concrete, Inc. and Joseph C. Tusa, Jr. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 6, 2017 (File No. 001-34530).

10.3	Amendment to Consulting Agreement, dated as of September 1, 2017, by and between U.S. Concrete, Inc. and Joseph C. Tusa, Jr.
99.1	Press Release of U.S. Concrete, Inc. dated as of September 8, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: September 8, 2017	By:	/s/ William J. Sandbrook
William J. Sandbrook
President and Chief Executive Officer
(Principal Executive and Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Offer Letter to John Kunz, dated September 5, 2017.
10.2
Consulting Agreement, dated as of July 1, 2017, by and between U.S. Concrete, Inc. and Joseph C. Tusa, Jr. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 6, 2017 (File No. 001-34530).

10.3	Amendment to Consulting Agreement, dated as of September 1, 2017, by and between U.S. Concrete, Inc. and Joseph C. Tusa, Jr.
99.1	Press Release of U.S. Concrete, Inc. dated as of September 8, 2017.